UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2016

COMMISSION FILE NUMBER: 000-54616

MICHAEL JAMES ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

(formerly BullsnBears.com, Inc.)

                 DELAWARE                                 000-54616                                      45-2282672

(State of Incorporation)                  (Commission File Number)                     (I.R.S. Employer ID Number)

784 Morris Turnpike, #334, Short Hills, NJ  07078

(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code

(908) 204-0004

BULLSNBEARS.COM, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 18, 2016, Friedman, LLP (“Friedman”) withdrew as the Company’s independent registered public accounting firm. During the period from April 20, 2016 (the date of Friedman’s appointment as the Company’s independent registered public accounting firm) through the effective date of Friedman’s withdrawal, there were no disagreements with Friedman on any matter of accounting principles or practices, or financial statement disclosure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused it to make reference to the subject matter of such disagreements in any future report on our financial statements for any periods during which Friedman was engaged. Also during the same period, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K. We provided Friedman with a copy of this disclosure before its filing with the SEC and requested that Friedman provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. We received a letter from Friedman stating that it agrees with the above statements, which is attached hereto as Exhibit 99.01.

New Independent Accountants. The Company’s Board of Directors appointed KLJ & Associates LLP (“KLJ”) as the Company’s new independent registered public accounting firm effective as of  August 18, 2016. During the two most recent fiscal years and through the date of engagement, the Company did not consult with KLJ regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1) (v)). Prior to engaging KLJ, KLJ did not provide the Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to change our independent registered public accounting firm from Friedman to KLJ.

Item 5.02    Departure and Election of Directors, Appointment of Certain Officers.

On or about August 4, 2016, the Board of Directors, in accordance with the Company’s Articles of Incorporation, elected Rajesh M. Pamnani to join the Company’s Board of Directors.  There are no family relationships between Mr. Pamnani and any director or executive officer of the Company. Mr. Pamnani is the principal of RP Capital Group, Ltd. which entered into an Asset Purchase Agreement with the Company which would be considered a related-party transaction between the Company and RP Capital Group, Ltd. reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K as referenced therein.  Mr. Pamnani holds no shares of the Registrant's common stock.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

 99.01 Letter from Friedman LLP to the SEC, dated as of August 19, 2016.

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2016

MICHAEL JAMES ENTERPRISES, INC.

By: /s/ James M. Farinella

---------------------------------

 James M. Farinella

 Chief Executive Officer